Supplement dated November 10, 2020
to the Prospectus dated August 28, 2020 for
Protective Investors Benefit Advisory NY Variable Annuity
Issued by
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus (the “Prospectus). Except as modified in this Supplement, all other terms of the Prospectus remain unchanged. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The SecurePay NH benefit is not available on the Protective Investors Benefit Advisory NY variable annuity.

If you have any questions regarding this Prospectus Supplement, please contact us toll free at 1-800-456-6330. Please keep this Prospectus Supplement for future reference.

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